UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2008

FIRSTPLUS FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-13753	75-2561085
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)
122 W. John Carpenter Freeway, Suite 450
Irving, Texas 75039
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (972) 717-7969
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment Principal Officers.
On or about February 14, 2008, FirstPlus Financial Group, Inc. (the “Company”) received a letter from Robert O’Neal notifying the Company of his resignation, as of February 14, 2008, as a member of the Board of Directors and President of the Company. A copy of Mr. O’Neal’s resignation letter to the Company has become unavailable. In his letter, Mr. O’Neal did not express any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTPLUS FINANCIAL GROUP, INC.
Date: May 14, 2008	By:	/s/ John Maxwell
		Name:	John Maxwell
		Title:	Chairman & CEO